Supplemental Presentation Materials Third Quarter 2011 Financial Review and Analysis (preliminary, unaudited) October 26, 2011 Exhibit 99.2

Certain statements contained in this document are "forward-looking statements" intended to qualify for the safe harbor from liability established by the Private Securities Litigation Reform Act of 1995. These forward-looking statements and financial or other business targets are subject to certain risks and uncertainties. Actual results and trends may differ materially from historical or anticipated results depending on a variety of factors, including but not limited to risks and uncertainties relating to the following: fluctuations in demand affecting sales to customers; the financial condition and inventory strategies of customers; changes in customer order patterns; worldwide and local economic conditions;
fluctuations in cost and availability of raw materials; ability of the company to generate sustained productivity improvement; ability of the company to achieve and sustain targeted cost reductions; impact of competitive products and pricing; loss of significant contract(s) or customer(s); collection of receivables from customers; selling prices;
business mix shift; changes in tax laws and regulations; outcome of tax audits; timely development and market acceptance of new products, including sustainable or sustainably-sourced products; investment in development activities and new production facilities; fluctuations in foreign currency exchange rates and other risks associated with foreign operations; integration of acquisitions and execution of divestitures; customer and supplier concentrations; successful implementation of new manufacturing technologies and installation of manufacturing equipment; disruptions in information technology systems; successful installation of new or upgraded information technology systems; volatility of financial markets; impairment of capitalized assets, including goodwill and other intangibles; credit risks; ability of the company to obtain adequate financing arrangements and maintain access to capital; fluctuations in interest and tax rates; fluctuations in pension, insurance and employee benefit costs; impact of legal and regulatory proceedings, including with respect to environmental, health and safety; changes in governmental laws and regulations; changes in political conditions; impact of epidemiological events on the economy and the company's customers and suppliers; acts of war, terrorism, and natural disasters; and other factors.
Avery Dennison Corporation (“the Company”) believes that the most significant risk factors that could affect its financial performance in the near-term include (1) economic conditions on underlying demand for the Company's products; (2)
the degree to which higher costs can be offset with productivity measures and/or passed on to customers through selling price increases, without a significant loss of volume; (3) competitors' actions, including pricing, expansion in key markets, and product offerings; and (4) changes in tax laws, regulations, and uncertainties associated with interpretations of such laws and regulations.
For a more detailed discussion of these and other factors, see “Risk Factors” and “Management’s Discussion and
Analysis of Results of Operations and Financial Condition” in the Company’s 2010 Form 10-K, filed on February 28, 2011 with the Securities and Exchange Commission, and subsequent quarterly reports on Form 10-Q. The forward-looking statements included in this document are made only as of the date of this document, and the Company undertakes no obligation to update the forward-looking statements to reflect subsequent events or circumstances.

Use of Non-GAAP Financial Measures
This presentation contains certain non-GAAP financial measures as defined by SEC rules. Reconciliations of non-GAAP financial measures to the most directly comparable GAAP financial measures, including limitations associated with these non-GAAP financial measures, are provided in the financial schedules accompanying the earnings news release for the quarter, along with certain supplemental analysis provided in this document. (See Attachments A-2 through A-5 to Exhibit 99.1, news release dated October 26, 2011.)
The Company’s non-GAAP financial measures exclude the impact of certain events, activities or strategic decisions.  The accounting effects of these events, activities or decisions, which are included in the GAAP financial measures, may make it difficult to assess the underlying performance of the Company in a single period. By excluding certain accounting effects, both positive and negative, of certain items (e.g. restructuring costs, asset impairments, legal settlements, certain effects of strategic transactions and related costs, loss from debt extinguishments, loss from curtailment and settlement of pension obligations, gains or losses on sale of certain assets and other items) from certain of the Company’s GAAP financial measures, the Company believes that it is providing meaningful supplemental information to facilitate an understanding of the Company’s core or underlying operating results and liquidity measures.  These non-GAAP financial measures are used internally to evaluate trends in the Company’s underlying business, as well as to facilitate comparison to the results of competitors for a single period. While some of the items excluded from
GAAP financial measures may recur, they tend to be disparate in amount, frequency, and timing.  The Company adjusted the estimated GAAP tax rate to exclude the full year estimated tax effect of restructuring costs and other items to determine its adjusted non-GAAP tax rate to derive non-GAAP net income.
The Company uses the following non-GAAP financial measures in this presentation:
•
Organic sales change refers to the increase or decrease in sales excluding the estimated impact of currency translation;
•
Operating margin (non-GAAP) refers to earnings before taxes and interest expense, excluding restructuring costs and other items, as a percentage of sales;
•
Adjusted (non-GAAP) EPS refers to as reported net income per common share, assuming dilution, adjusted for the full year estimated tax effect of restructuring costs and other items; and
•
Free cash flow refers to cash flow from operations, less net payments for property, plant, and equipment, software and other deferred charges, plus net proceeds from sale (purchase) of investments. Free cash flow excludes mandatory debt service requirements and other uses of cash that do not directly or immediately support the underlying business (such as discretionary debt reductions, dividends, share repurchases, acquisitions, etc.).
This document has been furnished (not filed) on Form 8-K with the SEC and may be found on the Company’s website at
www.investors.averydennison.com.

•
Lower third quarter results driven by volume declines across all segments and most regions
» Sales decline on organic basis comparable to 2Q
•
Pricing and cost reduction actions offset inflation vs. same period last year;
prices and raw material costs are stabilizing
•
Reduced fixed-cost leverage was offset by lower employee-related costs and other expense reductions
» Operating margin was essentially unchanged from prior year
•
Decline in year-to-date free cash flow reflects lower operating results and higher pension contributions
•
Reduced FY outlook reflects continuation of recent demand trends
3Q Overview and FY Outlook
Third Quarter 2011 Financial Review and Analysis October 26, 2011

3Q P&L Summary

Third Quarter 2011 Financial Review and Analysis
•
Net sales grew approx. 4% on a reported basis (down approx. 2% before the benefit of currency translation)
•
Operating margin (non-GAAP) flat compared to prior year
•
Interest expense approx. flat compared to prior year
•
Effective GAAP tax rate of 30%
» Year-to-date adjusted tax rate increased from 23% to 34%, reflecting geographic income mix and reduced benefit from discrete tax events
•
Reported EPS of $0.47
•
Adjusted (non-GAAP) EPS of $0.48
October 26, 2011

Sales Trend Analysis
Reported Sales Change
3Q10 4Q10
1Q11
Organic Sales Change
Currency
2Q11
3Q11

Third Quarter 2011 Financial Review and Analysis October 26, 2011
3.6%
6.5%
(1.9%)
0.2%
4.6% 5.3%
2.7%
6.7%
(1.7%)
7.6%
(1.4%)
9.0%
5.9%
(2.4%)
8.3%

Gross Profit Margin (total Company) 25.6% 27.6%
Operating Margin (non-GAAP):
Pressure-sensitive Materials 8.8%         8.3%
Retail Branding and Information Solutions 3.5% 3.5%
Office and Consumer Products 9.6% 11.4%
Other specialty converting businesses 0.3%         2.3%
Total Company 6.4%         6.5%
3Q11 3Q10 2Q11
Margin Analysis

Third Quarter 2011 Financial Review and Analysis October 26, 2011
9.4%
27.3%
10.9%
7.4%
4.0%
8.2%

3Q Segment Overview
PRESSURE-SENSITIVE MATERIALS
•
Reported sales of $976 mil., up 9% compared to prior year
» Sales up approx. 2% on organic basis
•
Label and Packaging Materials sales up approx. 2% on organic basis, as volume decline was offset by pricing actions
•
Graphics and Reflective Solutions sales relatively flat on organic basis
•
Operating margin (non-GAAP) increased compared to prior year as impact of lower volume was more than offset by lower employee-related costs
» Pricing and cost reduction actions offset inflation vs. same period last year; prices and raw material costs are stabilizing

Third Quarter 2011 Financial Review and Analysis October 26, 2011

3Q Segment Overview (continued)
RETAIL BRANDING AND INFORMATION SOLUTIONS
•
Reported sales of $361 mil., down 5% compared to prior year
» Sales down 7% on organic basis
•
Operating margin (non-GAAP) flat to prior year as the impact of lower volume was offset by lower employee-related costs and the benefit of productivity initiatives
OFFICE AND CONSUMER PRODUCTS
•
Reported sales of $220 mil., down 4% compared to prior year
» Sales down 7% on organic basis
•
Operating margin (non-GAAP) declined due primarily to the effects of lower volume and raw material inflation, partially offset by lower advertising spend and employee-related costs

Third Quarter 2011 Financial Review and Analysis October 26, 2011

OTHER SPECIALTY CONVERTING BUSINESSES
•
Reported sales of $143 mil., up 5% compared to prior year
» Sales up 1% on organic basis
•
Operating margin (non-GAAP) declined to 0.3% as the impact of lower volume was partially offset by productivity initiatives
3Q Segment Overview (continued)

Third Quarter 2011 Financial Review and Analysis October 26, 2011

Contributing Factors to 2011 Results

Assumptions as of 7/26/11
Assumptions as of 10/26/11
•
Sales approx. flat on organic basis
•
Currency translation (at October rates, represents
approx. 2% tailwind to reported sales growth;
approx. $15 mil. positive impact to EBIT vs. 2010)
•
Raw material inflation of approx. $220 mil.;
increase in inflation largely offset by additional
cost reduction initiatives and pricing actions
•
Full year OCP operating margin expected to be in
the upper single-digits
•
Increased investments in marketing, R&D, and
infrastructure (moderated due to current climate)
•
Reduction in ongoing retirement plan expenses
•
Interest expense down modestly vs. 2010
•
Tax rate in the low to mid-thirty percent range
•
Restructuring costs and other items of ~$55 mil.
•
Capital expenditures (including IT) of ~$145 mil.
•
Pension contributions of approx. $70 mil.
Third Quarter 2011 Financial Review and Analysis October 26, 2011
•
Organic sales growth of 1.5% to 3.5%
•
Currency translation (at June rates, represents
approx. 3% tailwind to reported sales growth;
approx. $21 mil. positive impact to EBIT vs. 2010)
•
Raw material inflation of approx. $220 mil.;
increase in inflation largely offset by additional
cost reduction initiatives and pricing actions
•
Full year OCP operating margin expected to be in
the upper single-digits
•
Increased investments in marketing, R&D, and
infrastructure (moderated due to current climate)
•
Reduction in ongoing retirement plan expenses
•
Interest expense comparable to 2010
•
Tax rate in the high-twenty percent range
•
Restructuring costs and other items of ~$30 mil.
•
Capital expenditures (including IT) of ~$150 mil.
•
Pension contributions of at least $50 mil.

2011 Earnings and Free Cash Flow Guidance
2011
Guidance
Reported (GAAP) Earnings Per Share
$1.80 - $1.95
Add Back:
Estimated Restructuring Costs and Other Items
~ $0.35
Adjusted (non-GAAP) Earnings Per Share
$2.15 - $2.30
Free Cash Flow (before dividends)
$215 - $235 mil.

Third Quarter 2011 Financial Review and Analysis October 26, 2011